UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2024

Next Bridge Hydrocarbons, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction
of incorporation)

333-266143	87-2538731
(Commission File Number)	(IRS Employer Identification No.)

500 West Texas Ave., Suite 890 Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

(432) 684-0018
Registrant’s telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class N/A	Trading Symbol(s) N/A	Name of each exchange on which registered. N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On February 10, 2024, Next Bridge Hydrocarbons, Inc. (the “Company,” “we” and “us”) dismissed BF Borgers CPA PC as the Company’s independent registered public accounting firm, which dismissal was approved by the Audit Committee of the Board of Directors.

The report of BF Borgers CPA PC on the Company’s financial statements for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, but the report of BF Borgers CPA PC contained an emphasis of a matter paragraph which indicated conditions existed which raised substantial doubt about our ability to continue as a going concern. During the years ended December 31, 2022 and 2021, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BF Borgers CPA PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of BF Borgers CPA PC would have caused BF Borgers CPA PC to make reference thereto in its reports on the financial statements for such years, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

We delivered a copy of this Current Report on Form 8-K to BF Borgers CPA PC and requested that a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in response to this Item and, if not, stating the respects in which it does not agree. BF Borgers CPA PC responded with a letter dated February 14, 2024, a copy of which is annexed hereto as Exhibit 16.1, stating that BF Borgers CPA PC agrees with the statements set forth above.

(b) Also on February 10, 2024, the Audit Committee approved the engagement of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the year ended December 31, 2023.

During the years ended December 31, 2022 and 2021, neither the Company, nor anyone on the Company’s behalf, consulted with M&K CPAS, PLLC regarding either (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that M&K CPAS, PLLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

16.1	Letter from BF Borgers CPA PC to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT BRIDGE HYDROCARBONS, INC.

Date: February 14, 2024	By:	/s/ Gregory McCabe
		Name:	Gregory McCabe
		Title:	Chairman and Chief Executive Officer